UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

BLUE SUN MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-171891	27-3436055
(State or Other Jurisdiction Identification No.)	(Commission File Number)	(IRS Employer of Incorporation)

9/F., Kam Chung Commercial Building, 19-21 Hennessy Road, Wanchai, Hong Kong

(Address of Principal Executive Offices)

(852) 3111-7718

(Registrant’s telephone number)

349 W.Pine Street, Suite 4D, Central Point, OR 97502

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

A.

Previous Independent Accountants

On July 24, 2013, BLUE SUN MEDIA, INC., (the “Company”) made its decision to dismiss ZBS GROUP LLP, as the Company’s independent registered public accounting firm. The Company’s board of directors approved the decision to change accountants and that approval was made at a duly authorized meeting of the board of directors on July 24, 2013. ZBS GROUP LLP was initially engaged by the Company for the year ended December 31, 2011. ZBS GROUP LLP continued in its capacity as the Company’s independent registered public accounting firm through the year ended December 31, 2012 and for the interim period ended March 31, 2013.

ZBS GROUP LLP’s report on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of ZBS GROUP LLP on the Company’s financial statements for fiscal years 2012 and 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim periods ended March 31, 2013, through the date of dismissal July 24, 2013, there were no disagreements between the Company and ZBS GROUP LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to ZBS GROUP LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements of the Company for such years.

The Company provided ZBS GROUP LLP with a copy of this disclosure set forth under this Item 4.01 and requested ZBS GROUP LLP to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from ZBS GROUP LLP is attached hereto as Exhibit 16.1a.

B. New Independent Accountants

On July 24, 2013, the Company formally engaged WELD ASIA ASSOCIATES (“Weld Asia”) as its independent registered public accounting firm.

No consultations occurred between the Company and Weld Asia during the period commencing January 1, 2011 and ending July 24, 2013, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

The appointment of Weld Asia as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1a	Letter from ZBS GROUP LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2013

BLUE SUN MEDIA, INC.

/s/ VINCENT LOY GHEE YAW
VINCENT LOY GHEE YAW
Chief Executive Officer and Director